Exhibit 10.2

Form of Lock-Up Agreement

_______________, 2024

Univest Securities, LLC

75 Rockefeller Plaza, Suite 1838

New York, New York 10019

Re:	HUHUTECH International Group Inc.— Initial Public Offering

Ladies and Gentlemen:

The undersigned (the “Undersigned”), being an officer, director, and/or holder of Ordinary Shares, par value $0.00001 (the “Ordinary Shares”), or rights to acquire Ordinary Shares (such rights, together with the Ordinary Shares, collectively, the “Shares”) of HUHUTECH International Group Inc. (the “Company”), understands that you are the representative (the “Representative”) of several underwriters (collectively, the “Underwriters”), named or to be named in the final form of Schedule A to the underwriting agreement (the “Underwriting Agreement”) to be entered into among the Underwriters and the Company, providing for the public offering (the “Public Offering”) of securities of the Company pursuant to a registration statement filed or to be filed (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the securities of the Company, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Undersigned hereby agrees, for the benefit of the Company, the Representative and the other Underwriters that, without the prior written consent of the Representative, the Undersigned will not, during the period commencing on the date of this Lock-up Agreement and continuing to and including the date that is one-hundred and eighty (180) days after the closing of the Public Offering (the “Lock-Up Period”), unless otherwise provided herein, directly or indirectly (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of (each, a “Transfer”) any Relevant Security (as defined below) or otherwise publicly disclose the intention to do so, or (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder) with respect to any Relevant Security or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by the delivery of Relevant Securities, other securities, cash or other consideration, or otherwise publicly disclose the intention to do so.

As used herein, the term “Relevant Security” means any Share, any warrant to purchase Shares, or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, Shares or any other equity security of the Company, in each case owned beneficially or otherwise by the Undersigned on the date of closing of the Public Offering or acquired by the Undersigned during the Lock-Up Period.

The restrictions in the foregoing paragraph shall not apply to (a) any exercise (including a cashless exercise or broker-assisted exercise and payment of tax obligations), vesting, or settlement, as applicable, by the Undersigned of options or warrants to purchase Shares or other equity awards pursuant to any share incentive or award plan or share purchase plan of the Company; provided that any Shares received by the Undersigned upon such exercise, conversion, or exchange will be subject to the Lock-Up Period, (b) any establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the Transfer of Shares (such, a “Trading Plan”); provided that (i) the Trading Plan shall not provide for or permit any Transfers, sales or other dispositions of Shares during the Lock-Up Period and (ii) the Trading Plan would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made, (c) any Transfer of Shares acquired in open market transactions following the closing of the Public Offering, provided the Transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made, (d) any Transfer of the Undersigned’s Shares or any other security convertible into or exercisable or exchangeable for Ordinary Shares to the Company in connection with the termination of the Undersigned’s employment with the Company or pursuant to any contractual arrangement under which the Company has the option to repurchase such Shares; provided that no filing by any party under the Exchange Act shall be required or shall be made voluntarily within forty-five (45) days after the date the Undersigned ceases to provide services to the Company, and after such forty-fifth (45th) day, if the Undersigned is required make any filing under the Exchange Act to report a reduction in beneficial ownership of Ordinary Shares during the Lock-Up Period, the Undersigned shall clearly indicate in the footnotes thereto that such filing and the reduction in beneficial ownership in connection therwith relates to the termination of the Undersigned’s employment, and no other public announcement shall be made voluntarily in connection with such Transfer (other than the filing on a Form 5 made after the expiration of the Lock-Up Period), (e) any conversion of any outstanding security of the Company into Shares; provided that any such Shares received upon such conversion shall be subject to the restrictions on Transfer of Relevant Securities set forth in this Lock-Up Agreement, or (f) any Transfer of Shares or any other security convertible into or exercisable or exchangeable for Shares pursuant to a bona fide third-party tender offer for securities of the Company, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of Ordinary Shares involving a change of control (as defined below); provided that all of the Undersigned’s Relevant Securities subject to this Lock-Up Agreement shall remain subject to the restrictions described herein. For purposes of this Lock-Up Agreement, “change of control” means any bona fide third party tender offer, merger, consolidation, or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of affiliated persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or more of the total voting power of the voting securities of the Company (or any surviving entity).

In addition, the Undersigned further agrees that, except for the Registration Statement or any registration statement on Form S-8, during the Lock-Up Period, the Undersigned will not, without the prior written consent of the Representative: (a) file or participate in the filing with the SEC any registration statement or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure documents, in each case with respect to any proposed offer or sale of any Relevant Security beneficially owned by the Undersigned, or (b) exercise any rights the Undersigned may have to require registration with the SEC of any proposed offeror sale of any Relevant Security beneficially owned by the Undersigned.

In furtherance of the Undersigned’s obligations hereunder, the Undersigned hereby authorizes the Company during the Lock-Up Period to cause the transfer agent for the Relevant Securities to decline to Transfer, and to note stop transfer restrictions on the shareholder register and any other record relating to, Relevant Securities, for which the Undersigned is the record owner and the Transfer of which would be a violation of this Lock-Up Agreement. In the case of any Relevant Securities for which the Undersigned is the beneficial owner but not the record owner, the Undersigned agrees that during the Lock-Up Period it will use its best efforts to cause the record owner to authorize the Company to cause the relevant transfer agent to decline to transfer and to note stop transfer restrictions on the shareholder register or any other records relating to such Relevant Securities to the extent such Transfer would be a violation of this Lock-Up Agreement.

Notwithstanding the foregoing or anything contained herein to the contrary, the Undersigned may Transfer the Undersigned’s Relevant Securities:

(i)	as a bona fide gift or gifts;

(ii)	To any immediate family member of the Undersigned, or to any trust, partnership, limited liability company, or other legal entity commonly used for estate planning purposes which are established for the direct or indirect benefit of the Undersigned or a member or members of the immediate family of the Undersigned;

(iii)	if the Undersigned is a corporation, partnership, limited liability company, trust or other business entity, (1) to another corporation, partnership, limited liability company, trust, or other business entity that is a direct or indirect Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Undersigned, (2) to partners, limited liability company members, shareholders or stockholders of the Undersigned or holders of similar equity interests in the Undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the Undersigned or any other change of control of the Undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Lock-Up Agreement;

(iv)	if the Undersigned is a trust, to the trustee or beneficiary of such trust or to the estate of a beneficiary of such trust;

(v)	by testate or intestate succession;

(vi)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement;

(vii)	as permitted under the Underwriting Agreement; or

(viii)	the withholder of Shares by, or surrender of Shares to, the Company pursuant to a “net” or “cashless” exercise or settlement feature to cover taxes due upon or the consideration required in connection with the exercise of securities issued under an equity incentive plan or share purchase plan of the Company;

provided, in the case of clauses (i)-(vi), that (A) such Transfer shall not involve a disposition for value, (B) the transferee agrees in writing with the Underwriters and the Company to be bound by the terms of this Lock-Up Agreement, and (C) such Transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage, or adoption, not more remote than the first cousin.

The Undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement (for the avoidance of doubt, excluding any transaction or other action in connection with a Permitted Transfer) during the period from the date hereof to and including the 15 days following the expiration of the initial Lock-Up Period, the undersigned will give notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

The Undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” Ordinary Shares that the Undersigned may purchase in the Public Offering. If the Undersigned is an officer or director of the Company, (i) the Representative shall notify the Company of the impending release or waiver at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a Transfer of Shares, and (ii) the Company shall announce the impending release or waiver by press release substantially in the form of Exhibit B hereto through a major news service at least two (2) business days before the effective date of such release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a Transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the Transfer.

The Undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

The Undersigned hereby represents and warrants that the Undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement has been duly authorized (if the Undersigned is not a natural person) and constitutes the legal, valid, and binding obligation of the Undersigned, enforceable in accordance with its terms. Upon request, the Undersigned will execute any additional documents that the Underwriters deem necessary in connection with the enforcement hereof. Any obligations of the Undersigned shall be binding upon the successors and assigns of the Undersigned from the date of this Lock-Up Agreement.

This Agreement shall be delivered to the Representative prior to the execution of the Underwriting Agreement and shall automatically terminate upon the earliest to occur, if any, of (1) either the Representative, on the one hand, or the Company, on the other hand, advising the other in writing, they have determined not to proceed with the Offering, (2) termination of the Underwriting Agreement before the sale of Ordinary Shares, (3) the withdrawal of the Registration Statement, or (4) the termination of the Public Offering prior to the sale of Ordinary Shares.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. No legal suit, action or proceeding arising out of or relating to this Lock-Up Agreement or the transactions contemplated hereby (each, a “Related Proceeding”) may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts (collectively, the “Specified Courts”) shall have jurisdiction over the adjudication of any Related Proceeding, and the Undersigned hereby irrevocably consent to the exclusive jurisdiction the Specified Courts and personal service of process with respect thereto. The Undersigned hereby irrevocably waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Signature:

Name (printed):

Title (if applicable):

Entity (if applicable):

[Signature page to the Lock-Up Agreement]

EXHIBIT A

FROM OF UNDERWRITING AGREEMENT

EXHIBIT B

FORM OF WAIVER OF LOCK-UP

                    , 2024

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by HUHUTECH International Group Inc. (the “Company”) of [●] Ordinary Shares, and the lock-up agreement dated       , 2023 (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated                     , 20[●], with respect to [●] Ordinary Shares (the “Shares”). Capitalized terms used herein but not otherwise defined has the meaning given to such terms in the Lock-up Agreement.

The undersigned hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up agreement, but only with respect to the Shares, effective                     , 20[●]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Agreement shall remain in full force and effect.

Very truly yours,

Acting severally on behalf of themselves and the several Underwriters named in Schedule A of the Underwriting Agreement

Univest Securities, LLC

By:
Name:
Title:

cc: [ ]

EXHIBIT C

Form of Press Release

[   ]

[●], 202[●]

HUHUTECH International Group Inc. (the “Company”) announced today that Univest Securities, LLC, acting as representative for the underwriters in the Company’s recent public offering of [●] of the Company’s Ordinary Shares, is [waiving] [releasing] a lock-up restriction with respect to [●] Ordinary Shares held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [●], 20[●], and the securities may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.